UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2022

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Deming Way

Middleton, Wisconsin 53562

(Address of principal executive offices)

(608) 275-3340

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

On August 30, 2022, Spectrum Brands Holdings, Inc. and Spectrum Brands, Inc. (together, “the Company”) entered into separation agreements with Randal D. Lewis, Executive Vice President and Chief Operating Officer, and Rebeckah Long, Senior Vice President and Chief Human Resources Officer. These separation agreements were entered into by the Company in furtherance of its prior stated objective of creating a pure play Global Pet Care and Home and Garden company and reducing its short-term spending.

The Company thanks Mr. Lewis and Ms. Long for their contributions and wishes them the best with their future endeavors. Mr. Lewis and Ms. Long will be entitled to certain benefits pursuant to their respective existing employment agreements, which are described in further detail below.

Lewis Agreement:

On August 30, 2022, the Company entered into a Separation Agreement with Mr. Lewis (the “Lewis Agreement”) in connection with the Company terminating Mr. Lewis’ employment without “cause” in accordance with Mr. Lewis’ existing Employment Agreement, dated September 9, 2019 (the “Lewis Employment Agreement”).

Mr. Lewis will continue as a full-time employee of the Company until December 31, 2022 (the “Designated Date”) and thereafter, at the Company’s sole election, Mr. Lewis may continue as a part-time employee for up to nine months (the later of such date and the Designated Date, the “Lewis End Date”). During such time, Mr. Lewis will assist the Company with: (i) setting and executing the strategy of operation of the Company’s business units, including pricing strategies, inventory management, supply chain management and tariff mitigation, (ii) strategic projects and initiatives as identified by the Company, (iii) setting the Fiscal 2023 annual operating budget, and (iv) ensuring timely transition of his duties.  Mr. Lewis will be paid $50,000 per month as a part-time employee and for such part-time service will receive no other compensation other than ordinary course benefits. This service may be terminated by the Company for any reason with 30 days’ notice.

Consistent with the Lewis Employment Agreement, the Lewis Agreement provides that from now until the Designated Date, Mr. Lewis will continue to be paid his existing base salary and vest in his previously granted Fiscal 2020 equity awards and be eligible to receive the payout for a Management Incentive Plan (“MIP”) cash bonus based on actual performance for Fiscal 2022. In addition, consistent with the Lewis Employment Agreement, subject to continued compliance with his post-employment restrictive covenants, Mr. Lewis is eligible to receive: (i) cash severance, in an amount equal to the sum of (x) 18-months’ base salary and (y) his target annual bonus, payable over an 18-month period, (ii) health insurance benefits during the 18-month period following the Lewis End Date and other benefits, including the leased car program and financial and tax planning services maintained by the Company for its Executive Vice Presidents, through the Designated Date and (iii) vesting with respect to a pro rata portion of his Fiscal 2021 restricted stock unit (“RSU”) award based on days served as an employee during the vesting period.

Other than as set forth above, Mr. Lewis is not entitled to any other compensation or benefits, will forfeit all other unvested equity awards and will not participate in the Company’s 2023 cash or equity bonus programs. In addition, Mr. Lewis will voluntarily forfeit his right to receive the pro rata vesting of his 2022 RSUs, which he was entitled to receive pursuant to the Lewis Employment Agreement.

The above summary is not complete and is qualified in its entirety by the Lewis Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2022.

Long Agreement:

On August 30, 2022, the Company entered into a Separation Agreement with Ms. Long (the “Long Agreement”) in connection with the Company terminating Ms. Long’s employment without “cause” in accordance with Ms. Long’s existing Severance Agreement, dated September 9, 2019 (“Long Severance Agreement”). Ms. Long will continue as a full-time employee of the Company until December 31, 2022 (the “Long End Date”) and will assist the Company with: (i) setting and executing the strategy of operation of the Company’s Human Resources function, (ii) strategic projects and initiatives as identified by the

Company, (iii) setting the Fiscal 2023 annual Human Resources operating budget and (iv) ensuring timely transition of her duties.

Consistent with the Long Severance Agreement, the Long Agreement provides that from now until the Long End Date, Ms. Long will continue to be paid her existing base salary and vest in her previously granted Fiscal 2020 equity awards and be eligible to receive a payout for the MIP cash bonus based on actual performance for Fiscal 2022. In addition, consistent with the terms of the Long Severance Agreement, subject to continued compliance with her post-employment restrictive covenants, Ms. Long is eligible to receive: (i) base salary continuation for twelve months and (ii) health insurance benefits during the 12-month period following the Long End Date and she will continue to participate in the leased car program maintained by the Company for its Senior Vice Presidents through the Long End Date.

Other than as set forth above, Ms. Long is not entitled to any other compensation or benefits, will forfeit all other unvested equity awards and will not participate in the Company’s 2023 cash or equity bonus programs.

The above summary is not complete and is qualified in its entirety by the Long Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2022

SPECTRUM BRANDS HOLDINGS, INC. SB/RH HOLDINGS, LLC

By:	/s/ Ehsan Zargar
	Name: Title:	Ehsan Zargar Executive Vice President, General Counsel and Corporate Secretary